STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2008

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                      000-52178                 20-4663714
-----------------------------     ---------                 -----------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


68 North Plank Road, Newburgh, New York                     12550
---------------------------------------                     -----
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01    Other Events
             ------------

     Philip Guarnieri, the President and Chief Operating Officer of ES Bancshares, Inc. (the "Company"), the holding company of Empire State Bank, announced that on February 4, 2008, Empire State Bank had filed an application to convert its charter from a national bank to a New York commercial bank charter and intends to file an application to be a member of the Federal Reserve Bank of New York. Mr. Guarnieri indicated that the Company is implementing this change so that the Bank can have a local charter.

     Management hopes to complete the bank charter conversion by the second quarter of 2008.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a) Financial Statements of Businesses Acquired. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Shell Company Transactions. Not applicable.
(d) Exhibits.

                  Exhibit No.             Description
                  -----------             -----------

                  99.1 Press release issued by the Company on February 5, 2008 announcing that Empire State Bank, its wholly owned subsidiary filed an application to change its charter.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ES BANCSHARES, INC.


DATE:  February 5, 2008                By: /s/ Philip Guarnieri
                                           --------------------
                                           Philip Guarnieri
                                           President and Chief Operating Officer